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                                                                    EXHIBIT 10.2

                                                                    CONFIDENTIAL

                                                            __   Jacoby's Copy
                                                            __   Company's Copy


                              FOURTH AMENDMENT TO
                              EMPLOYMENT AGREEMENT

To STEVEN D. JACOBY:

By signing below, you agree to an amendment (the "Amendment") to your Employment Agreement with Metrocall, Inc. (the "Company") dated as of May 15, 1996 (the "Employment Agreement") as previously amended. The Fourth Amendment is effective as of January 1, 2000.

       New language in the Employment Agreement is shown as amended:

       Section 4, as amended, reads:

       4.     Salary, Bonus, and Expenses.

              (a) In consideration for the Executive's services, the Company shall pay to the Executive an annual base salary (the "Base Salary") from January 1, 2000 equal to Four Hundred
                     Thousand Dollars ($400,000)....

              (b)    ...

              (e) Executive will be eligible for a fifty percent (50%) of Base Salary target bonus for 2000.

       The Employment Agreement, except as amended and modified above, remains in effect.


                                                    METROCALL, INC.

Date: 4/19/00                             By: /s/ RICHARD M. JOHNSTON
     -------------------------                --------------------------------
                                                    Richard M. Johnston
                                                    Chairman


Date: 4/6/00                              By: /s/ STEVEN D. JACOBY
     -------------------------               ---------------------------------
                                                    Steven D. Jacoby